                                                                    EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that the Annual Report on Form 10-K for the year ended September 30, 2005 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Dated: December 14, 2005               /S/ JOSEPH H. MOGLIA
                                       -----------------------------------------
                                       Joseph H. Moglia
                                       Chief Executive Officer


Dated: December 14, 2005               /S/ JOHN R. MACDONALD
                                       -----------------------------------------
                                       John R. MacDonald
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Administrative Officer